Exhibit 10.2

CONVERSION AGREEMENT

THIS CONVERSION AGREEMENT (the “Agreement”) is made effective as of December 30, 2021 by and between ENVIRO TECHNOLOGIES U.S., INC., a Florida corporation (the “Company”) and RAYNARD VELDMAN, a resident of the State of Texas (the “Consultant”).

A.        Effective July 1, 2017, the Consultant receives a fee of $2,500 per month for consulting services and as of September 30, 2021 the unpaid balance is $53,000 (the “Accrued Amount”) and the parties have agreed to convert $30,000 of the Accrued Amount (the “Conversion Amount”) into restricted shares of common stock of the Company in full satisfaction of the Conversion Amount.

B.       Consultant and the Company have agreed that Consultant shall convert the Conversion Amount into shares of common stock of the Company at a conversion price of $0.25 per share which equals a 125% premium to the closing sale price of the Company’s common stock as reported on the OTC Markets on the date immediately preceding the effectiveness of this Agreement, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Consultant hereby agree as follows:

1.                Issuance of Common Stock and Partial Satisfaction of the Note.

1.1             Partial Satisfaction of the Accrued Amount. The Consultant and the Company agree that as of the date hereof to convert $30,000 of the Accrued Amount into restricted shares of the Company’s common stock.

1.2             Issuance and Delivery of Common Stock. Upon the terms and subject to the conditions set forth herein, at the Closing (defined below), the Company shall issue and deliver to the Consultant a certificate evidencing 120,000 shares of restricted Common Stock of the Company (the “Shares”). The issuance of the Shares and satisfaction of the Conversion Amount shall take place upon the execution of this Agreement by the Company and the Consultant at such place as the Company and the Consultant mutually agree, orally or in writing (which time and place are designated as the “Closing”). The parties acknowledge that such shares shall be issued to Veldman Consulting Corp., a Texas corporation wholly owned and controlled by the Consultant.

2.                Representations and Warranties of the Company. The Company hereby represents and warrants to the Consultant that as of the date of this Agreement:

2.1             Authorization. All corporate action on the part of the Company and its officers, and directors necessary for the authorization, execution and delivery of this Agreement and the Shares, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken, and this Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

2.2             Valid Issuance of Common Stock. The Shares that are being issued to the Consultant pursuant to this Agreement are duly and validly authorized and, when issued, sold and delivered in accordance with the terms hereof for the consideration duly expressed herein, will be duly and validly issued, fully paid and nonassessable.

2.3             No Conflict or Violation. Neither the execution, delivery or performance by the Company of this Agreement or the consummation of the transactions contemplated hereby or thereby by the Company, nor compliance by the Company with any of the provisions hereof or thereof, will: (a) violate or conflict with any provision of the Company’s Articles of Incorporation or By-Laws, (b) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any encumbrance upon any of the Company’s assets under, any of the terms, conditions or provisions of any contract, indebtedness, note, bond, indenture, security or pledge agreement, commitment, license, lease, franchise, permit, agreement, or other instrument or obligation (i) to which the Company is a party or (ii) by which the Company’s assets are bound, (c) violate any law, statute, rule, regulation, ordinance, code, order, judgment, ruling, writ, injunction, decree, permit or award, or (d) impose any encumbrance, restriction or charge on the Company's assets or business.

3.                Representations and Warranties of Consultant. The Consultant hereby represents and warrants to the Company that:

3.1             Authorization. All action on the part of Consultant necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Consultant hereunder has been taken, and this Agreement has been duly executed and delivered by the Consultant and constitutes a valid and legally binding obligation of the Consultant, enforceable in accordance with its terms. The Consultant is an “accredited investor” as defined in Rule 501 under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).

3.2             Restricted Securities. The Consultant understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefore. The Consultant has reviewed, or has had the opportunity to review, with the assistance of professional and legal advisors of his choosing, sufficient information and has had sufficient access to the Company necessary for the Consultant to decide to convert the Accrued Amount for the Shares in accordance with this Agreement. The Consultant has read and reviewed the Company's filings with the Securities and Exchange Commission (SEC) available on the SEC's website at www.sec.gov to the extent he deemed appropriate prior to entering into this Agreement. To the extent applicable, each certificate evidencing the Shares shall be endorsed with a legend restricting the transferability of the Shares.

4.                Miscellaneous.

4.1             Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below (or at such other address or telecopy number for a party as shall be specified by like notice) at the respective addresses set forth on the signature page below.

4.2             Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or obligation under this Agreement as a third party beneficiary or otherwise.

4.3             Governing Law. This Agreement shall be governed by and construed under the laws of the State of Florida, without regard to any applicable conflict of laws.

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4.4             Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.5             Amendments and Waivers. Any term of this Agreement may be amended or waived, only with the written consent of the Company and the Consultant.

4.6             Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.7             Arbitration. The parties agree that any dispute, controversy or claim arising out of this Agreement or the performance, breach or termination thereof shall be settled by final and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The place of arbitration shall be a mutually agreed location in the State of Florida.

4.8             Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ENVIRO TECHNOLOGIES U.S., INC.

By:

_______________________________

Name: John A. DiBella

Its: Chief Executive Officer

Address: 821 NW 57th Place, Fort Lauderdale, Florida 33309

_______________________________

Raynard Veldman, Individually

ACCEPTANCE OF RESTRICTED SHARES SUBJECT TO THIS AGREEMENT:

Veldman Consulting Corp.

By:

_______________________________

Name: Raynard Veldman

Its: President

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